PROPWR Secures Strategic Framework Agreement with Caterpillar Inc. Agreement Enables Acquisition of Up to 2.1 Gigawatts of incremental Power Generation Capacity by 2031 MIDLAND, Texas, April 29, 2026, (Business Wire) – ProPetro Holding Corp. (NYSE: PUMP) (“ProPetro”) today announced that its PROPWR business unit has entered into a strategic framework agreement with Caterpillar Inc. (NYSE: CAT) (“Caterpillar”) to purchase up to 2.1 gigawatts of power generation assets to support the growing energy demands of data center, oil and gas and industrial customers with efficient, reliable solutions. “We are pleased to build upon the strong momentum PROPWR has established since its inception. This agreement marks a major milestone in the expansion of our strategic collaboration with Caterpillar, reinforcing our position as a leader in high-efficiency power-as-a- service solutions,” said Travis Simmering, President of PROPWR. “By leveraging the global reputation of the Caterpillar brand and the proven success of our historical collaboration, we are poised to enhance reliability, drive operational excellence, and deliver exceptional value to our customers,” said Sam Sledge, ProPetro’s Chief Executive Officer. “This collaboration will be a key enabler in achieving PROPWR’s long-term objectives and sustaining our rapid growth trajectory.” Under this agreement, PROPWR agrees to purchase at least 1.5 gigawatts of incremental power generation assets, with the option to bring the total to approximately 2.1 gigawatts of additional power generation capacity over the next five years. When combined with the approximately 550 megawatts previously ordered, PROPWR is positioned to have approximately 2.6 gigawatts of power generation capacity delivered by year-end 2031 and fully deployed in 2032. “This agreement reflects the strength of our long-standing collaboration with ProPetro and a shared focus on helping customers meet growing power needs with reliable, scalable solutions,” said Tara Rossman, Senior Vice President of Caterpillar Oil & Gas and Marine. “As demand from data centers and other energy-intensive applications continue to accelerate, Caterpillar is committed to supporting PROPWR with proven power generation technologies and the global scale needed to execute over the long term.” PROPWR’s approach to funding purchases under this agreement is both disciplined and strategically diversified. Its preferred source of capital will continue to be free cash flow generated by ProPetro’s completions business, with additional contributions anticipated from the ongoing growth of the power segment. This internal funding is supplemented by access to flexible financing facilities with attractive terms, which the company intends to use prudently to maintain financial flexibility and low near-term leverage. Recent actions, such as ProPetro’s successful equity offering, have further strengthened its balance sheet and enhanced liquidity. The company is also actively evaluating additional financing options to support this framework agreement and intends to capitalize on favorable conditions while maintaining flexibility and optionality in its capital structure. About ProPetro EXHIBIT 99.4

ProPetro Holding Corp. is a Midland, Texas based provider of premium completion services to upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. Through its PROPWR division, ProPetro also delivers reliable, adaptable power services through a modern, standardized fleet of gas-to- power solutions, serving data center, oil and gas, and industrial customers in the United States. ProPetro helps bring reliable energy to the world, enabling operational excellence and energy reliability for their customers. For more information, visit www.propetroservices.com. About Caterpillar For more than a century, Caterpillar has built a better, more sustainable world. With 2025 sales and revenues of $67.6 billion, Caterpillar Inc. is shaping the future as the world’s leading manufacturer of construction and mining equipment, off-highway diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. Backed by one of the largest independent global dealer networks and financing services through Cat Financial, the company’s primary business segments: Power & Energy, Construction Industries and Resource Industries are solving customers’ toughest challenges through commercial excellence and advanced technology, driven by a highly skilled, dedicated global team. Learn more at www.caterpillar.com. Forward-Looking Statements Except for historical information contained herein, the statements and information in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “confident,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” “continue,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, energy demand from data centers, industry trends and activity levels, our business strategy, projected financial results and future financial performance, the ability to obtain capital and/or financing on attractive terms, expected fleet and other equipment utilization, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, and the anticipated growth prospects of PROPWR, including the demand for its services, types of customers and the ability to secure long-term contracts, the ability to procure additional equipment, and timely receipt of such equipment and successful deployment. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, changes in the supply of and demand for power generation, the risks associated with the establishment of a new service line, including delays, lack of customer acceptance and cost overruns, the global macroeconomic uncertainty related EXHIBIT 99.4 to conflict in the Middle East region, including the Iran War, the Russia-Ukraine war, and events in Venezuela, general economic conditions, including the impact of continued inflation, central bank policy actions, the risk of a global recession, U.S. and global trade policy, including the imposition of tariffs and retaliatory measures, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contact: Matt Augustine Vice President, Finance and Investor Relations matt.augustine@propetroservices.com 432-219-7620 EXHIBIT 99.4